HARBOR FUND
PROSPECTUS
and
STATEMENT OF ADDITIONAL INFORMATION
SUPPLEMENT



INSTITUTIONAL CLASS MINIMUM INVESTMENT

Effective November 1, 2003, the minimum initial investment into the Institutional Class of shares is reduced to $50,000 for all funds, except Harbor Bond Fund, Harbor Short Duration
Fund and Harbor Money Market Fund.

HARBOR SHORT DURATION FUND AND HARBOR MONEY
MARKET FUND

Ken ODonnell has been added as a portfolio manager on the Harbor Short Duration Fund and the Harbor Money
Market Fund. Mr. ODonnell has been a portfolio manager at Fischer Francis Trees & Watts, Inc. since 2
002 and for the period 1998 through 2002 was an asset-backed security specialist in the structured products group at Standish Mellon Asset Management.


Dated:  October 31, 2003